                                      1993

                          INCENTIVE STOCK OPTION PLAN

                                       OF

                           INDEPENDENT BANCORP, INC.

                                     INDEX
                        1993 INCENTIVE STOCK OPTION PLAN
                                       OF
                           INDEPENDENT BANCORP, INC.

 1.  PURPOSE OF PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     ---------------

 2.  ADMINISTRATION OF 1993 PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     ---------------------------

 3.  DESIGNATION OF PARTICIPANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     ---------------------------

 4.  STOCK RESERVED FOR 1993 PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     ----------------------------

 5.  OPTION PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     ------------

 6.  OPTION PERIOD
     -------------
      A.  Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          ----------------
      B.  Reorganization, Merger, or Consolidation of Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          ---------------------------------------------------
      C.  Definition of "Employment"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          --------------------------

 7.  EXERCISE OF OPTIONS
     -------------------
      A.  Committee's Discretion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          ----------------------
      B.  Who May Exercise  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          ----------------
      C.  Exercise After Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          --------------------------
      D.  Acceleration on Death of Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          ---------------------------------
      E.  Effect of Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          --------------------
      F.  Payment of Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          -------------------------
      G.  Withholding with Respect to Certain Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          -----------------------------------------

 8.  ASSIGNABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     -------------

 9.  CAPITAL CHANGE OF COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     -------------------------

10.  PURCHASE FOR INVESTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     -----------------------

11.  TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     -----

12.  EFFECTIVE DATE OF 1993 PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     ---------------------------

13.  AMENDMENTS OR TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     -------------------------

14.  GOVERNMENT REGULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     ----------------------

                        1993 INCENTIVE STOCK OPTION PLAN
                                       OF
                           INDEPENDENT BANCORP, INC.

1.       PURPOSE OF PLAN

         The purpose of this 1993 Incentive Stock Option Plan ("1993 PLAN") is to provide incentive stock options as a means of attracting, retaining, and motivating existing and future selected employees of Independent Bancorp, Inc. ("Company") and any Parent or Subsidiary of the Company (within the meaning of Section 425 (e) or (f) of the Internal Revenue Code of 1986, as amended ("Code") ; thereby benefiting the Company. It is further intended that options issued pursuant to this 1993 Plan shall constitute incentive stock options within the meaning of Section 422A of the Code.

2.       ADMINISTRATION OF 1993 PLAN

         The Board of Directors shall appoint and maintain as administrator of the 1993 Plan the Stock Option Committee (the "Committee") which shall consist of at least three members of the Board of Directors who shall not have been eligible to participate in the 1993 Plan or any other plan of the Company or its affiliates which entitles participants to acquire stock, stock appreciation rights or stock options of the Company or its affiliates at any time within one year prior to appointment and who shall serve at the pleasure of the Board of Directors. No member of such Committee shall be eligible to receive stock options under the 1993 Plan ("Options") or any other plan of the Company or its affiliates which entitles participants to acquire stock, stock appreciation rights or stock options of the Company or its affiliates while serving on the Committee. The Committee shall have full power and authority to designate participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the 1993 Plan. All decisions and selections made by the Committee pursuant to the provisions of the 1993 Plan shall be made by a majority of its members. Any decision reduced to writing and signed by all members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall have the authority, subject to shareholder approval, to grant in its discretion to the holder of an outstanding Option in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower than provided in the Option so surrendered and cancelled and containing such other terms and conditions as the Committee pay prescribe in accordance with the provisions of the 1993 Plan. All Options granted under this 1993 Plan are subject to, and may not be exercised before, the approval of the 1993 Plan by the Company's shareholders at the 1993 Annual Meeting of Shareholders and if such approval is not forthcoming all Options previously granted shall be void.

3.       DESIGNATION OF PARTICIPANTS

         The persons eligible for participation in the 1993 Plan as recipients of Options shall include only key employees of the Company or of any Parent or Subsidiary of the Company ("employee" or "employees"). The Directors of the Company shall not be eligible to participate in the 1993 Plan as directors, but Directors otherwise qualified shall be eligible to participate. An employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine. The aggregate fair market value (determined at the time the Option is granted in accordance with Paragraph 5 of the 1993 Plan) of the stock (within the meaning of
         Section 422A(b)(8) of the Code) with respect to which Options are exercisable for the first time by such optionee during any calendar year (under all such plans of the Company; its Parent and Subsidiaries) shall not exceed $100,000.

4.       STOCK RESERVED FOR 1993 PLAN

         Subject to adjustment as provided in Paragraph 9 hereof, a total of ten thousand (10,000) shares of Common Stock, $10.00 par value ("Stock") of the Company shall be subject to the 1993 Plan. The Shares subject to the 1993 Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company, or any Parent or Subsidiary of the Company, and no Option shall be granted unless the Company has previously reserved sufficient shares for sale so as to provide for the to exercise of the Option. Any of such shares which may remain unsold and which are not subject to outstanding Options at the termination of the 1993 Plan shall cease to be reserved for the purpose of the 1993 Plan, but until termination of the 1993 Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the 1993 Plan. Should any Option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such Option may again be subjected to an Option under the 1993 Plan.

5.       OPTION PRICE

         The purchase price of each share placed under Option shall be 100% of the fair market value of such share on the date the Option is granted.

6.       OPTION PERIOD

A.       Termination Date
         Options granted under this 1993 Plan shall terminate and be of no force and effect with respect to any shares not previously taken up by the optionee upon the first to occur of:
         (1) the expiration of ten years from the date of granting of each Option; or
         (2) the expiration of three months after the termination of service of the optionee for reasons other than death, disability, retirement under a retirement plan of the Company or any Parent or Subsidiary of the Company, or other reasons approved in writing by the Committee.

B.       Reorganization, Merger, or Consolidation of Company

         If the Company is reorganized, or merged or consolidated with another corporation while unexercised Options remain outstanding under the 1993 Plan, there shall be substituted for the shares subject to the unexercised portions of such outstanding Options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the shareholders of the Company in respect of such shares (such number of shares to be determined in accordance with the provisions of Section 425 of the Code or other applicable provisions of the Code or regulations issued hereafter which may from time to time govern the treatment of incentive options in such a transaction); provided, however, that all such Options may be cancelled by the Company as of the effective date of any such reorganization, merger or consolidation or of any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty-day period next preceding such effective date of all of the shares subject to such outstanding Options.

C.       Definition of "Employment"

         "Employment with the Company" as used in this 1993 Plan shall include employment with the Company and any Parent or Subsidiary of the Company and Options granted under this 1993 Plan shall not be affected by an employee's transfer of employment from the Company to a Parent or Subsidiary of the Company, from a Parent or Subsidiary of the Company to the Company, or between a Parent or Subsidiary of the Company.

7.       EXERCISE OF OPTIONS

A.       Committee's Discretion

         The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be exercisable, subject to the applicable provisions of the 1993 Plan.

B.       Who May Exercise

         Options may be exercised solely by the optionee during his lifetime;
         or:
         (1) after an optionee's death by the person or persons designated in writing by the optionee in such form as the Committee may prescribe or in the absence of such designation by such person or persons entitled thereto under the optionee's will or the laws of descent and distribution;

         (2) by the legally appointed Guardian, Attorney in Fact, or by the person or persons designated in writing by the optionee in such form as the Committee may prescribe in the event an optionee is disabled as defined pursuant to Section 22(e)(3) of the Code.

C.       Exercise After Termination

         In the event of termination of employment for any reason other than death, disability, or retirement, Options may be exercised only with respect to the number of shares which the optionee had the right to purchase at the time of such termination.

D.       Acceleration on Death of Employee

         In the event of the death of the optionee following the date of grant and while in the employment of the Company or any Parent or Subsidiary of the Company, and while Options granted hereunder are still in force and unexpired under the terms of Paragraph 6 hereof, any unmatured installments of the Options shall be accelerated. Such acceleration shall be effective as of the date of death. The Options outstanding in the name of a deceased optionee shall thereupon be exercisable in full.

E.       Effect of Retirement

         In the event the optionee terminates his employment because of retirement under any retirement plan of the Company or of any Parent or Subsidiary of the Company while Options granted hereunder are still in force and unexpired under the terms of Paragraph 6 hereof, the Committee shall have discretion to permit any unmatured installments of the Options to be accelerated as of the date of retirement and the Options shall thereupon be exercisable in full.

F.       Payment of Purchase Price

         The purchase price of shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash, or, if the Option Agreement so provides, at the option of the holder of such Option, in the Stock then owned by such holder or any combination of cash and such Stock. For purposes of determining the amount, if any, of the purchase price satisfied by payment in Stock, such Stock shall be valued at its fair market value on the date of exercise. Any Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No holder of an Option shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holders.

G.       Withholding with Respect to Certain Sales

         The option agreement evidencing any Options granted under this 1993 Plan shall provide that if the optionee makes a disposition, within the meaning of Section 425(c) of the Code, and regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Option granted under the 1993 Plan within a two-year period commencing on the day after the date of the grant of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

8.       ASSIGNABILITY

         No Option shall be assignable or otherwise transferable except by will or the laws of descent and distribution.

9.       CAPITAL CHANGE OF COMPANY

         If the outstanding shares of Stock shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of shares, or recapitalization, the number and kind of shares subject to this 1993 Plan or subject to any Options theretofore granted, and the Option Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate Option Price; provided, however, no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock.

10.      PURCHASE FOR INVESTMENT

         Unless the Options and shares covered by the 1993 Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary under regulations promulgated thereunder by any banking regulatory agency, each person exercising an Option under the 1993 Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.      TAXES

         The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under the 1993 Plan.

12.      EFFECTIVE DATE OF 1993 PLAN

         The 1993 Plan, shall be effective as of April 15, 1993.

13.      AMENDMENTS OR TERMINATION

         The Board of Directors may amend, alter or discontinue the 1993 Plan, except that no amendment or alteration shall be made which would impair the rights of any participant under any Option theretofore granted, without his consent, and except that no amendment or alteration shall be made which, without the approval of the shareholders, would:

         A. Increase the total number of shares reserved for the purposes of the 1993 Plan, except as is provided in Paragraph 9, or decrease the Option Price provided for in Paragraph 5, or change the class of employees eligible to participate in the 1993 Plan as provided in Paragraph 3; or

         B.      Extend the Option Period provided for in Paragraph 6; or

         C. Materially increase the benefits accruing to participants under the 1993 Plan; or

         D. Materially modify the requirements as to eligibility for participation in the 1993 Plan.

14.      GOVERNMENT REGULATIONS

         The 1993 Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.